Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NUMBER SIX TO GOOGLE SERVICES AGREEMENT

This Amendment Number Six to the Google Services Agreement (the “Amendment”), effective as of January 1, 2015 (the “Amendment Effective Date”), is between Google Inc. (“Google”) and Synacor, Inc. (“Company”) and amends the Google Services Agreement, dated March 1, 2011 (as amended, the “Agreement”). Capitalized terms not defined in this Amendment have the meanings given to those terms in the Agreement. The parties agree as follows:

1.	AFS Revenue Share and Deduction Percentages. The box on pages 1 and 2 of the Agreement, labeled “ADSENSE FOR SEARCH (“AFS”)” is deleted in its entirety, and replaced with the following:

☒ ADSENSE FOR SEARCH (“AFS”)	AFS Revenue Share Percentage	AFS Deduction Percentage
Sites approved for AFS: [*]	See Exhibit B	[*]

2.	AFC Revenue Share and Deduction Percentages. The box on page 2 of the Agreement, labeled “ADSENSE FOR CONTENT (“AFC”)” is deleted in its entirety, and replaced with the following:

☒ ADSENSE FOR CONTENT (“AFC”)	AFC Revenue Share Percentage	AFC Deduction Percentage
Sites approved for AFC: [*]	See Exhibit C	[*]

3.	Changes to Exhibits.

a.	Exhibit A of the Agreement is deleted in its entirety, and replaced with the Exhibit A attached to this Amendment.

b.	Exhibit B of the Agreement is deleted in its entirety, and replaced with the Exhibit B attached to this Amendment.

Google Confidential	Page 1	Amendment Six

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

c.	Exhibit C of the Agreement is deleted in its entirety, and replaced with the Exhibit C attached to this Amendment.

4.	Miscellaneous. The parties may execute this Amendment in counterparts, including facsimile, PDF, or other electronic copies, which taken together will constitute one instrument. Except as expressly modified herein, the terms of the Agreement remain in full force and effect.

AGREED:

Google Inc.		Synacor, Inc.

By:	/s/ Omid Kordestani	By:	/s/ William J. Stuart

Print Name:	Omid Kordestani	Print Name:	William J. Stuart

Title:	Authorized Signatory	Title:	CFO

Date:	1/29/15	Date:	1/21/15

Google Confidential	Page 2	Amendment Six

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT A

AFS, AFC and WS Sites

[*]

Google Confidential	Page 3	Amendment Six

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

Google Confidential	Page 4	Amendment Six

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

AFS Revenue Share Percentage

[*]

Google Confidential	Page 5	Amendment Six

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

Google Confidential	Page 6	Amendment Six

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT C

AFC Revenue Share Percentage

[*]

Google Confidential	Page 7	Amendment Six

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT

HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.